united states
securities and exchange commission
washington, d.c. 20549

FORM N-CSR

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23579

Flat Rock Core Income Fund

(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2026 – June 30, 2026

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2026

Flat Rock Core Income Fund

FLAT ROCK
GLOBAL

Where Investors Come First

Flat Rock Core Income Fund	Portfolio Update
June 30, 2026 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Core Income Fund’s (the “Fund”) investment objective is the preservation of capital while generating current income from its investments and seeking to maximize the portfolio’s total return.

PERFORMANCE as of June 30, 2026

	6 Months	1 Year	3 Year	5 Year	Since Inception(1)
Flat Rock Core Income Fund(2)(3)	2.38%	5.66%	8.15%	7.50%	7.54%
Bloomberg US Aggregate Bond Index(4)	0.62%	3.79%	4.15%	0.08%	1.75%
Bloomberg US Corporate High Yield Bond Index(5)	1.96%	5.91%	8.85%	4.17%	5.07%
Morningstar LSTA US Leveraged Loan Index(6)	1.31%	4.36%	7.55%	6.01%	5.28%

(1)    The Fund commenced operations on July 2, 2017. Performance prior to November 23, 2020 is of the predecessor fund, Flat Rock Capital Corp.

(2)    Performance returns are net of management fees and other Fund expenses.

(3)    The return shown is based on net asset value (“NAV”) calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America.

(4)    The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate-term investment grade bonds traded in the United States.

(5)    The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

(6)    The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risk associated with below-investment grade securities and leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the senior secured loans of U.S. middle-market companies. The Fund may also invest in the junior debt (and to a lesser extent, the equity) tranches of collateralized loan obligations (“CLOs”) that provide exposure to senior secured loans of middle-market companies. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay

Semi-Annual Report | June 30, 2026	1

Flat Rock Core Income Fund	Portfolio Update
June 30, 2026 (Unaudited)

distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of June 30, 2026*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2026

% of Net Assets
Hercules Private Global Venture Growth Fund I LP	6.50%
Triplepoint Private Venture Credit, Inc.	4.92%
Fortress Credit Opportunities XXI CLO, LLC, Series 2023-21A	3.48%
New Mountain Guardian IV Rated Feeder III Ltd., Series 2024-2A	3.36%
Monroe Capital ABS Funding II LP, Series 2025-1A	3.22%
Xenon Arc, Inc. - Term Loan	2.70%
Vehicle Management Services, LLC – Term Loan	2.64%
Fortress Credit Opportunities XIX CLO, LLC, Series 2022-19A	2.63%
Crane Engineering Sales – Term Loan	2.58%
BCP Great Lakes II – Series B Holdings LP	2.52%

*      Holdings are subject to change and exclude cash equivalents.

2	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update
June 30, 2026 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2017 (commencement of operations) and tracking its progress through June 30, 2026.

$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
7/2/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
6/30/24
12/31/24
6/30/25
12/31/25
6/30/26
Flat Rock Core Income Fund – $19,232
Bloomberg US Aggregate Bond Index – $11,692
Bloomberg US Corporate High Yield Bond Index – $15,613
Morningstar LSTA US Leveraged Loan Index – $15,785

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of its shares by the Fund. Performance prior to November 23, 2020 is of the predecessor fund, Flat Rock Capital Corp.

Semi-Annual Report | June 30, 2026	3

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) – 48.86%
ABPCI Direct Lending Fund ABS II, LLC, Series 2022-2A, Class B, 4.99%, 3/1/2032	$5,688,140	$5,255,739
ABPCI Direct Lending Fund ABS II, LLC, Series 2022-2A, Class C, 8.24%, 3/1/2032	2,275,256	2,104,612
ABPCI Direct Lending Fund CLO II, LLC, Series 2017-1A, Class ERR, 11.18%, 7/20/2037 (3M US SOFR + 750 bps)(c)	2,600,000	2,607,150
Barings Middle Market CLO Ltd., Series 2023-IIA, Class DR, 10.68%, 7/20/2034 (3M US SOFR + 700 bps)(c)	4,300,000	4,266,826
BCC Middle Market CLO, LLC, Series 2023-2A, Class ER, 10.67%, 10/21/2035 (3M US SOFR + 700 bps)(c)	6,000,000	5,945,687
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class ER, 11.18%, 10/20/2037 (3M US SOFR + 750 bps)(c)	500,000	492,829
Blackrock Mt. Lassen CLO XV, LLC, Series 2025-1I, Class E, 11.92%, 7/15/2037 (3M US SOFR + 825 bps)(c)	4,000,000	4,031,446
Blackrock Shasta CLO XIV, LLC, Series 2024-2I, Class E, 11.17%, 7/15/2036 (3M US SOFR + 750 bps)(c)	4,000,000	4,006,808
Brightwood Capital MM CLO Ltd., Series 2023-1A, Class ER, 10.92%, 10/15/2035 (3M US SOFR + 725 bps)(c)	2,000,000	1,980,018
Brightwood Capital MM CLO Ltd., Series 2024-2A, Class D, 9.42%, 4/15/2036 (3M US SOFR + 575 bps)(c)	5,000,000	5,021,603
Eldridge MMPC CLO Ltd., Series 2026-1A, Class ER, 10.37%, 1/15/2037 (3M US SOFR + 675 bps)(c)	4,000,000	3,941,496
Eldridge MMPC CLO Ltd., Series 2025-2A, Class E, 10.58%, 1/15/2038 (3M US SOFR + 690 bps)(c)	6,000,000	5,918,375
Fortress Credit Opportunities XIX CLO, LLC, Series 2022-19A, Class ER, 11.67%, 10/15/2036 (3M US SOFR + 800 bps)(c)	7,500,000	7,539,664
Fortress Credit Opportunities XXI CLO, LLC, Series 2023-21A, Class ER, 10.92%, 1/21/2037 (3M US SOFR + 725 bps)(c)	10,000,000	9,988,306
Great Lakes CLO Ltd., Series 2014-1A, Class FR, 14.20%, 10/15/2029 (3M US SOFR + 1026 bps)(c)	3,000,000	3,017,673
Great Lakes CLO Ltd., Series 2019-1A, Class ERR, 11.17%, 4/15/2037 (3M US SOFR + 750 bps)(c)	5,000,000	5,011,126
Ivy Hill Middle Market Credit Fund VII Ltd., Series 7A, Class ER3, 11.02%, 10/15/2036 (3M US SOFR + 735 bps)(c)	6,000,000	6,023,872
Jefferies Credit Partners DL CLO Ltd., Series 2024-1A, Class E, 11.92%, 7/25/2036 (3M US SOFR + 825 bps)(c)	2,000,000	2,004,302
Maranon Loan Funding Ltd., Series 2021-3A, Class ER, 11.49%, 10/15/2036 (3M US SOFR + 782 bps)(c)	5,050,000	5,068,287
Maranon Loan Funding Ltd., Series 2023-1A, Class ER, 11.42%, 7/15/2037 (3M US SOFR + 775 bps)(c)	4,800,000	4,749,677
See Notes to Consolidated Financial Statements.
4	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) – 48.86%
Maranon Loan Funding Ltd., Series 2025-1A, Class E, 10.67%, 10/15/2037 (3M US SOFR + 700 bps)(c)	$4,000,000	$3,944,715
MCF CLO IV, LLC, Series 2014-1A, Class ER3, 10.43%, 10/16/2037 (3M US SOFR + 675 bps)(c)	5,000,000	4,927,523
MCF CLO VII, LLC, Series 2017-3A, Class ER2, 10.68%, 7/20/2037 (3M US SOFR + 700 bps)(c)	3,300,000	3,253,444
Monroe Capital ABS Funding II LP, Series 2025-1A, Class C, 9.66%, 1/7/2036 (3M US SOFR + 600 bps)(c)	9,250,000	9,249,006
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 12.26%, 11/22/2033 (3M US SOFR + 862 bps)(c)	6,250,000	6,266,924
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER2, 11.39%, 8/20/2037 (3M US SOFR + 775 bps)(c)	6,000,000	6,013,362
Mount Logan Funding LP, Series 2018-1A, Class ER, 12.39%, 1/22/2033 (3M US SOFR + 872 bps)(c)	6,500,000	6,543,599
PennantPark CLO V Ltd., Series 2022-5A, Class ER, 11.62%, 10/15/2033 (3M US SOFR + 795 bps)(c)	4,000,000	3,994,888
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class ER, 12.91%, 4/15/2033 (3M US SOFR + 923 bps)(c)	5,000,000	5,026,553
Woodmont Trust, Series 2022-9A, Class ER, 11.44%, 10/25/2036 (3M US SOFR + 777 bps)(c)	2,000,000	2,011,292
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $140,660,712)		140,206,802

COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(d) – 5.75%
Barings Middle Market CLO Ltd., Series 2021-1A, Subordinated Notes, 8.94%, 7/20/2033	6,300,000	4,555,326
BlackRock Elbert CLO V, LLC, Series 5I, Subordinated Notes, 1.83%, 6/15/2034	2,000,000	526,769
BlackRock Maroon Bells CLO XI, LLC, Series 2022-1A, Subordinated Notes, 5.15%, 1/15/2038	10,191,083	2,688,113
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class VDN, 0.93%, 10/20/2037	5,396,063	1,954,085
Churchill Middle Market CLO III Ltd., Series 2021-1A, Subordinated Notes, 0.00%, 10/24/2033	5,000,000	500
Jefferies Credit Partners DL CLO Ltd., Series 2024-2A, Subordinated Notes, 16.32%, 1/20/2037	5,671,692	5,155,671
TCP Whitney CLO, LLC, Series 1A, Subordinated Notes, 0.00%, 11/20/2037	5,000,000	1,608,557
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $24,104,699)		16,489,021
See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	5

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)
	Principal Amount	Fair Value
FEEDER FUND INVESTMENTS – EQUITY(a)(b)(e) – 4.62%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Subordinated Notes, 0.00%, 6/18/2036	$4,000,000	$3,600,000
New Mountain Guardian IV Rated Feeder III Ltd., Series 2024-2A, Subordinated Notes, 6.50%, 8/28/2037	10,000,000	9,650,000
TOTAL FEEDER FUND INVESTMENTS – EQUITY (Cost $13,522,459)		13,250,000

FEEDER FUND INVESTMENTS – DEBT(a)(b)(c)(f) – 2.28%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Class D, 12.29%, 6/18/2036 (3M US SOFR + 800 bps)	500,000	498,000
Guggenheim Invest Private Debt Fund IV Feeder, LLC, Series 2025-1A, Class C, 11.17%, 4/10/2038 (3M US SOFR + 750 bps)	6,055,865	6,055,865
TOTAL FEEDER FUND INVESTMENTS – DEBT (Cost $6,551,244)		6,553,865

FIRST LIEN SENIOR SECURED DEBT(a) – 48.16%
Accordion Partners, 11/15/2031 (3M US SOFR + 500 bps)(c)(g)	6,363,547	6,280,821
Accordion Partners – Revolver, 11/15/2031 (.50%)(g)(h)	608,696	600,783
Amerit Fleet Parent, LLC – Revolver, 1/27/2032 (.50%)(g)(h)	922,034	898,799
Amerit Fleet Parent, LLC – Revolver, 1/27/2032 (3M US SOFR + 525 bps)(c)(g)	162,712	158,612
Amerit Fleet Parent, LLC – Term Loan, 1/27/2032 (3M US SOFR + 525 bps)(c)(g)	6,865,654	6,692,639
Arc Health – DDTL, 10/10/2030(g)(h)	2,503,685	2,503,685
Arc Health – Term Loan, 10/10/2030 (1M US SOFR + 475 bps)(c)(g)	4,477,243	4,477,243
Bounteous, Inc. – Term Loan, 8/2/2029 (1M US SOFR + 475 bps)(c)(g)	4,204,811	4,204,811
Capitol Imaging – Revolver, 1/3/2030(g)(h)	359,589	359,949
Capitol Imaging – Term Loan, 1/3/2030 (3M US SOFR + 500 bps)(c)(g)	6,563,984	6,570,548
Congruex Group, LLC – Term Loan, 5/3/2029 (3M US SOFR + 650 bps)(c)(g)	7,478,784	6,147,560
Consor Intermediate II, LLC – DDTL, 5/10/2031 (1.00%)(g)(h)	1,377,465	1,377,465
Consor Intermediate II, LLC – Revolver, 5/10/2031 (.50%)(g)(h)	507,042	507,042
Consor Intermediate II, LLC – Term Loan, 5/10/2031 (1M US SOFR + 475 bps)(c)(g)	3,893,933	3,893,933
Consor Intermediate II, LLC Revolver, 5/10/2031 (.50%)(g)(h)	169,014	169,014
Cooper’s Hawk – DDTL, 7/29/2031 (.50%)(g)(h)	515,789	512,246
Cooper’s Hawk – Revolver, 7/29/2031 (.50%)(g)(h)	257,895	256,123
Cooper’s Hawk – Revolver, 7/29/2031 (3M US SOFR + 550 bps)(c)(g)	257,895	256,123
Cooper’s Hawk – Term Loan, 7/29/2031 (3M US SOFR + 550 bps)(c)(g)	5,953,500	5,912,599
See Notes to Consolidated Financial Statements.
6	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)
	Principal Amount	Fair Value
FIRST LIEN SENIOR SECURED DEBT(a) – 48.16%
Crane Engineering Sales – Term Loan, 8/25/2029 (3M US SOFR + 475 bps)(c)(g)	$7,427,618	$7,408,307
Diversified Risk Holdings – Revolver, 4/30/2027(g)(h)	157,037	149,185
Diversified Risk Holdings – Revolver, 4/30/2027 (3M US SOFR + 625 bps)(c)(g)	139,259	132,296
Diversified Risk Holdings – Term Loan, 4/30/2027 (3M US SOFR + 625 bps)(c)(g)	5,363,596	5,095,416
Drive Automotive Services, LLC – Term Loan, 8/2/2026 (3M US SOFR + 615 bps)(c)(g)(i)	151,888	122,824
Dun & Bradstreet – Term Loan, 8/26/2032 (1M US SOFR + 550 bps)(c)(g)(j)	3,990,000	3,687,438
ETC Group – Holdco Term Loan, 1/29/2032 (1M US SOFR + 900 bps PIK interest rate)(c)(g)(j)	236,669	230,055
ETC Group – Opco Term Loan, 1/29/2032 (1M US SOFR + 500 bps)(c)(g)	397,292	391,343
Flagship Oral Surgery Partners, LLC – DDTL, 11/25/2026 (1.00%)(g)(h)	1,305,183	1,305,183
Flagship Oral Surgery Partners, LLC – Term Loan, 12/20/2027 (3M US SOFR + 600 bps)(c)(g)	3,662,595	3,662,595
Inmar, Inc. – Term Loan, 10/30/2031 (1M US SOFR + 450 bps)(c)(g)	1,900,998	1,657,822
Isagenix Internation, LLC – Term Loan, 4/14/2028 (250 bps cash interest rate; 3M US SOFR + 410 bps PIK interest rate)(c)(g)(j)	1,529,449	198,828
Mag Aerospace – Term Loan, 4/1/2027 (3M US SOFR + 550 bps)(c)(g)	3,706,758	3,706,758
Magnate Worldwide, LLC – Incremental Term Loan, 12/30/2028 (3M US SOFR + 550 bps)(c)(g)	2,955,000	2,918,063
Magnate Worldwide, LLC – Term Loan, 12/30/2028 (3M US SOFR + 550 bps)(c)(g)	3,805,366	3,757,799
Nellson Neutraceutical – DDTL, 4/7/2031 (1.00%)(g)(h)	346,535	343,936
Nellson Neutraceutical – Revolver, 4/7/2031 (.50%)(g)(h)	540,594	536,540
Nellson Neutraceutical – Revolver, 4/7/2031 (3M US SOFR + 575 bps)(c)(g)	360,396	357,693
Nellson Neutraceutical US – Term Loan, 4/7/2031 (3M US SOFR + 575 bps)(c)(g)	5,727,005	5,684,052
Profile Products, LLC – Term Loan, 11/12/2027 (1M US SOFR + 575 bps)(c)(g)	2,897,733	2,809,352
S&P Engineering Solutions – Term Loan, 5/2/2030 (3M US SOFR + 500 bps)(c)(g)(k)	4,875,000	4,875,000
Solaray, LLC – Term Loan, 3/27/2029 (3M US SOFR + 250 bps cash interest rate; 425 bps PIK interest rate)(c)(g)(j)	1,700,449	1,536,356
Solaray, LLC – Term Loan, 3/27/2029 (3M US SOFR + 250 bps cash interest rate; 425 bps PIK interest rate)(c)(g)(j)	1,411,174	1,274,995
Solaray, LLC – Term Loan, 3/27/2029 (3M US SOFR + 250 bps cash interest rate; 425 bps PIK interest rate)(c)(g)(j)	1,608,645	1,453,411
Thryv, Inc. – Term Loan, 5/1/2029 (1M US SOFR + 675 bps)(c)(g)	2,025,000	1,984,500
See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	7

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)
	Principal Amount	Fair Value
FIRST LIEN SENIOR SECURED DEBT(a) – 48.16%
Trulite Holding Corp. – Term Loan, 3/1/2030 (1M US SOFR + 600 bps)(c)(g)	$2,775,974	$2,433,613
Vehicle Management Services, LLC – Revolver, 7/26/2027 (1.00%)(g)(h)	163,124	163,124
Vehicle Management Services, LLC – Revolver, 7/26/2027 (1M US SOFR + 625 bps)(c)(g)(h)	578,347	578,347
Vehicle Management Services, LLC – Term Loan, 7/26/2027 (1M US SOFR + 625 bps)(c)(g)	7,571,449	7,571,448
Viapath Technologies – Term Loan, 8/6/2029 (1M US SOFR + 750 bps)(c)(g)	2,409,344	2,433,438
Watterson – Term Loan, 12/17/2026 (800 bps cash interest rate; 400 bps PIK interest rate)(g)(i)(k)	4,250,418	3,305,726
Xenon Arc, Inc. - Term Loan, 12/20/2028 (1M US SOFR + 575 bps)(c)(g)	7,920,000	7,759,223
Zavation Medical Products, LLC – Revolver, 6/30/2028 (.50%)(g)(h)	351,029	351,029
Zavation Medical Products, LLC – Revolver, 6/30/2028 (3M US SOFR + 575 bps)(c)(g)	117,010	117,010
Zavation Medical Products, LLC – Term Loan, 6/30/2028 (3M US SOFR + 575 bps)(c)(g)	6,418,447	6,418,447
TOTAL FIRST LIEN SENIOR SECURED DEBT (Cost $142,969,507)		138,191,147
	Shares	Fair Value
COMMON STOCKS(a)(l) – 0.11%
ETC Group	1,274,451	$306,889
Isagenix International, LLC(m)	85,665	—
Solaray, LLC(m)	331	—
TOTAL COMMON STOCKS (Cost $306,889)		306,889
PREFERRED STOCKS(a)(l)(m) – 0.15%
Solaray, LLC – Series A	33	—
Solaray, LLC – Series A-1	6	85,303
Solaray, LLC – Series B-1	19	338,222
TOTAL PREFERRED STOCKS (Cost $–)		423,525
PRIVATE INVESTMENT FUNDS – 13.94%
BCP Great Lakes II – Series B Holdings LP(n)	N/A	7,229,864
Hercules Private Global Venture Growth Fund I LP(n)	N/A	18,658,653
TriplePoint Private Venture Credit, Inc.	1,324,395	14,118,046
TOTAL PRIVATE INVESTMENT FUNDS (Cost $45,781,481)		40,006,563
See Notes to Consolidated Financial Statements.
8	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)
	Shares	Fair Value
SHORT-TERM INVESTMENTS – 0.03%
MONEY MARKET FUNDS – 0.03%
First American Government Obligations Fund, Class X, 3.57%(o)	100,255	$100,255
TOTAL SHORT-TERM INVESTMENTS (Cost $100,255)		100,255
TOTAL INVESTMENTS – 123.90% (Cost $373,997,246)		355,528,067
Liabilities in Excess of Other Assets – (23.90)%		(68,583,838)
NET ASSETS – 100.00%		$286,944,229

(a)    The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)    Securities are exempt from registration under the Securities Act of 1933 and are deemed to be “restricted” securities. As of June 30, 2026, the total fair value of these securities amounts to $176,499,688, which represents 61.51% of net assets.

(c)    Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)    CLO equity positions are entitled to recurring distributions, which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $16,489,021, which represents 5.75% of net assets as of June 30, 2026.

(e)    Equity tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments — Equity”) are entitled to recurring distributions, which are generally equal to the remaining cash flow of payments made by the underlying loan fund less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projections of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. Effective yields are generally updated once a quarter or in connection with events such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. As of June 30, 2026, the total fair value of Feeder Fund Investments — Equity was $13,250,000, representing 4.62% of net assets.

(f)    Debt tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments — Debt”) are entitled to contractual interest payments derived from the cash flows generated by the underlying loan fund. As of June 30, 2026, the total fair value of Feeder Fund Investments — Debt was $6,553,865, representing 2.28% of net assets.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	9

Flat Rock Core Income Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

(g)    All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the “Credit Facility”). At June 30, 2026, the value of securities pledged amounted to $138,191,147, which represents approximately 48.16% of net assets, and 37.84% of total assets.

(h)    Investment has been committed to but has not been funded by the Fund as of June 30, 2026.

(i)    Facility is currently winding down.

(j)         A portion of the stated interest rate is payment-in-kind.

(k)        Investment was acquired via participation agreement.

(l)         Non-income producing security.

(m)       Security received at zero cost through a restructuring of previously held debt securities.

(n)        Investment does not issue shares.

(o)        Rate disclosed is the seven-day effective yield as of June 30, 2026.

Investment Abbreviations:

SOFR – Secured Overnight Financing Rate

PIK – Payment-In-Kind

Reference Rates:

1M US SOFR – 1 Month SOFR as of June 30, 2026 was 3.65%.

3M US SOFR – 3 Month SOFR as of June 30, 2026 was 3.73%.

See Notes to Consolidated Financial Statements.
10	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statement of Assets and Liabilities
June 30, 2026 (Unaudited)
Assets
Investments at fair value (cost $373,997,246)	$ 355,528,067
Interest receivable	6,876,075
Receivable for securities sold	1,067,500
Dividends receivable	987,988
Prepaid loan commitment fees	429,197
Fee rebate	217,857
Receivable for fund shares sold	34,831
Prepaid expenses and other assets	24,808
Total assets	365,166,323
Liabilities
Credit Facility, net (see Note 9)	$ 56,102,312
Mandatorily redeemable preferred stock (net of deferred financing costs of $10,353(a) (see Note 10))	9,989,647
Unfunded loan commitments	9,687,884
Incentive fee payable	980,749
Payable for excise tax	441,730
Management fee payable	323,479
Accrued interest expense	321,607
Payable for audit and tax service fees	96,713
Payable to transfer agent	83,432
Payable for fund accounting and administration fees	47,066
Payable to trustees	37,194
Dividends payable on redeemable preferred stock	17,778
Payable for custodian fees	9,387
Other accrued expenses	83,116
Total liabilities	78,222,094
Net Assets	$ 286,944,229
Commitments and Contingencies (see Note 12)
Net Assets Consist Of
Paid-in capital	$ 303,050,569
Accumulated deficit	(16,106,340)
Net Assets	$ 286,944,229
Pricing of Shares
Net Assets	286,944,229
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	14,942,139
Net asset value and offering price per share	$ 19.20

(a)    $10,000 liquidation value per share. 1,000 shares authorized, issued and outstanding.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	11

Flat Rock Core Income Fund	Consolidated Statement of Operations
For the Six Months Ended June 30, 2026 (Unaudited)
Investment Income
Interest income (including payment-in-kind interest of $535,817)	$ 16,815,558
Dividend income	2,313,886
Excise tax benefit	276,514
Total Investment Income	19,405,958
Expenses
Incentive fees	2,029,571
Management fees	2,012,357
Interest on credit facility	1,950,822
Transfer agent fees and expenses	260,772
Dividends on redeemable preferred stock	198,889
Accounting and administration fees	138,628
Audit and tax service fees	96,713
Loan issuance costs	66,764
Printing expenses	39,783
Legal fees	39,322
Trustee expenses	37,194
Registration expenses	27,562
Amortization of deferred financing costs	24,657
Custodian expenses	16,421
Insurance expenses	12,236
Compliance expenses	11,882
Miscellaneous expenses	226,855
Total expenses	7,190,428
Net investment income	12,215,530
Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized loss on sale of investments	(7,192,880)
Net change in unrealized appreciation/(depreciation) from investments	2,612,669
Net realized and change in unrealized loss from investments	(4,580,211)
Net increase in net assets resulting from operations	$ 7,635,319
See Notes to Consolidated Financial Statements.
12	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statements of Changes in Net Assets

	For The Six Months Ended June 30, 2026 (Unaudited)	For The Year Ended December 31, 2025
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$ 12,215,530	$ 26,382,645
Net realized loss on sale of investments	(7,192,880)	(3,645,365)
Net change in unrealized appreciation/(depreciation) from investments	2,612,669	(13,350,497)
Net increase in net assets resulting from operations	7,635,319	9,386,783
Distributions To Shareholders
Distributions paid from earnings	(13,849,098)	(30,483,029)
Decrease in net assets from distributions to shareholders	(13,849,098)	(30,483,029)
Capital Share Transactions
Proceeds from shares sold	13,896,659	91,454,250
Reinvestment of distributions	1,631,686	4,420,916
Cost of shares repurchased	(30,508,925)	(73,861,678)
Net increase/(decrease) in net assets resulting from capital share transactions	(14,980,580)	22,013,488
Contribution from affiliate (See Note 4)	—	7,236,544
Net increase/(decrease) in net assets	(21,194,359)	8,153,786
Net Assets
Beginning of period	308,138,588	299,984,802
End of period	$ 286,944,229	$ 308,138,588
Share Transactions
Shares sold	715,909	4,531,624
Shares issued in reinvestment of distributions	84,481	220,463
Shares repurchased	(1,560,777)	(3,662,052)
Net increase/(decrease) in share transactions	(760,387)	1,090,035
See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	13

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2026 (Unaudited)
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,635,319
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(45,153,886)
Proceeds from sales of investment securities	51,105,650
Net sales of short-term investments securities	99,860
Amortization of premium and accretion of discount on investments, net	(684,878)
Amortization of deferred financing costs	24,657
Paid-in-kind interest	(535,817)
Net realized (gain)/loss on:
Investments	7,192,880
Net change in unrealized (appreciation)/depreciation on:
Investments	(2,612,669)
(Increase)/Decrease in assets:
Fee rebate	(22,826)
Prepaid loan commitment fees	44,993
Interest receivable	(280,165)
Dividends receivable	(814,347)
Prepaid expenses and other assets	75,465
Increase/(Decrease) in liabilities:
Unfunded loan commitments	(1,694,719)
Accrued interest expense	58,841
Management fee payable	323,479
Payable for excise tax	(276,514)
Payable for fund accounting and administration fees	23,222
Payable to transfer agent	33,732
Incentive fee payable	980,749
Payable for audit and tax service fees	(97,287)
Payable for custodian fees	3,015
Payable to trustees	37,194
Other accrued expenses	(428)
Net cash provided by operating activities	$15,465,520

See Notes to Consolidated Financial Statements.
14	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2026 (Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$14,317,837
Cost of shares repurchased	(30,508,925)
Distributions paid (net of reinvestments)	(12,217,412)
Borrowings on credit facility	71,591,981
Payments on credit facility	(58,941,564)
Decrease in dividends payable on redeemable preferred stock	(1,111)
Payments of deferred financing cost on redeemable preferred stock	(29,577)
Net cash used in financing activities	$(15,788,771)
Net increase/(decrease) in cash	(323,251)

Cash and due to custodian, beginning of period	$323,251
Cash and due to custodian, end of period	$—
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,631,686
Paid-in-kind interest capitalized	$535,817
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on credit facility	$1,891,981
Cash paid for dividends on mandatorily redeemable preferred stock	$200,000
See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	15

Flat Rock Core Income Fund	Consolidated Financial Highlights

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025*	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$19.62	$20.53	$20.52	$19.90	$20.64	$20.29
Income/(loss) from investment operations:
Net investment income(a)	0.81	1.69	2.05	2.27	1.76	1.54
Net realized and unrealized gains/(losses) from investments	(0.30)	(1.09)	0.03 (b)	0.11	(1.13)	0.17
Total income/(loss) from investment operations	0.51	0.60	2.08	2.38	0.63	1.71
Less distributions:
Net investment income	(0.93)	(1.97)	(2.07)	(1.76)	(1.35)	(1.36)
Net realized gains	—	—	—	—	(0.02)	—
Total distributions	(0.93)	(1.97)	(2.07)	(1.76)	(1.37)	(1.36)
Contribution from affiliate (See Note 4)	—	0.46	—	—	—	—
Net increase/(decrease) in net asset value	(0.42)	(0.91)	0.01	0.62	(0.74)	0.35
Net asset value, end of period	$19.20	$19.62	$20.53	$20.52	$19.90	$20.64
Total return(c)	2.38%(d)	5.41%(e)	10.60%	12.43%	3.14%	8.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$286,944	$308,139	$299,985	$218,215	$184,382	$116,384
Ratios To Average Net Assets (including interest on credit facility and dividends on redeemable preferred stock)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.74%(g)	5.01%(h)	6.36%(i)	7.17%	6.16%	5.51%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.74%(g)	5.40%	6.43%	7.17%	6.16%	5.51%
Ratio of net investment income to average net assets including fee waivers and reimbursements	8.37%(g)	8.38%	9.90%	11.19%	8.74%	7.50%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	8.37%(g)	7.99%	9.83%	11.19%	8.74%	7.50%
See Notes to Consolidated Financial Statements.
16	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Financial Highlights

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025*	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Ratios To Average Net Assets (excluding interest on credit facility and dividends on redeemable preferred stock)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.25%(g)	3.56%(h)	4.49%(i)	4.66%	4.41%	4.41%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.25%(g)	3.95%	4.56%	4.66%	4.41%	4.41%
Ratio of net investment income to average net assets including fee waivers and reimbursements	9.86%(g)	9.83%	11.77%	13.70%	10.49%	8.60%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	9.86%(g)	9.44%	11.70%	13.70%	10.49%	8.60%
Portfolio turnover rate	10%(d)	32%	68%	25%	17%	67%
Credit Facility:
Aggregate principal amount, end of period (000s):	$56,102	$43,452	$41,583	$54,998	$48,548	$41,703
Assets Coverage, end of period per $1,000:(j)	6,120	8,098	8,220	4,975	4,804	3,780
Redeemable Preferred Stock:
Liquidation value, end of period (000s):	$10,000	$10,000	$20,000	$20,000	$20,000	$10,000
Asset coverage, end of period per share:(k)	29,695	31,815	32,002	23,825	20,442	12,640

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the NAV for financial reporting purposes and the returns based upon those NAV may differ from the NAV and returns for shareholder transactions.

(a)        Based on average shares outstanding during the period.

(b)        The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(c)        Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)        Not annualized.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026	17

Flat Rock Core Income Fund	Consolidated Financial Highlights

(e)        Includes a contribution from affiliate. If the affiliate had not made the contribution, total return would have been 3.21%.

(f)         Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as dividends on mandatorily redeemable preferred stock (see Note 10).

(g)        Annualized.

(h)        The ratio of expenses to average net assets including fee waivers includes $1,231,118 in voluntary advisory fee waivers representing (0.39)%. This voluntary waiver is not subject to recoupment.

(i)         The ratio of expenses to average net assets including fee waivers includes $189,344 in voluntary advisory fee waivers representing (0.07)%. This voluntary waiver is not subject to recoupment.

(j)         Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(k)        Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Fund’s mandatorily redeemable preferred stock including distributions payable on the Fund’s mandatorily redeemable preferred stock) from the Fund’s total assets and dividing by the liquidation value of the Fund’s mandatorily redeemable preferred stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding preferred stock.

See Notes to Consolidated Financial Statements.
18	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)
1. ORGANIZATION

Flat Rock Core Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is the preservation of capital while generating current income from its investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020, and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its Shares under applicable securities laws.

FRC Funding I, LLC (“FRC Funding”), the Fund’s wholly owned financing subsidiary, is consolidated in the Fund’s financial statements.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“Topic 280”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Semi-Annual Report | June 30, 2026	19

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock has been classified as debt on the Consolidated Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s board of trustees (the “Board”). As stated in Rule 2a-5 under the 1940 Act (“Rule 2a-5”), determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the trustees who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated Flat Rock Global, LLC (the “Adviser”) to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s Consolidated Statement of Operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser

20	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA US Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the assets will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate inputs that may include, but are not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering: a) observable and third-party market data; b) assumptions related to the underlying assets in the CLO Instrument that are provided by the manager; and c) prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing the Fund’s CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value. At the same time, the Adviser may create a pricing challenge to the industry pricing service, in which it asks the pricing service to review their price to bring it in line with what the Adviser believes is the appropriate fair value.

The Fund may invest in business development companies (“BDCs”), senior loan facilities that provide the Fund with exposure to Senior Loans (“Loan Facilities”), or the debt or equity tranches in the securitization of an LP interest in a loan fund (“Feeder Fund Investments”). When valuing BDCs that are publicly traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly traded, as well as Loan Facilities, the Adviser will use the most recently reported NAV provided by the manager of the respective investment.

When valuing the debt or equity tranches of Feeder Fund Investments, the Adviser considers a number of factors, including: 1) recent purchases and sales known to the Adviser in similar securities (including the debt and equity tranches of CLOs); 2) the indicative prices for specific investments and similar securities (including the debt and equity tranches of CLOs) provided by a broker who arranges transactions in such investments; 3) the Adviser’s own models, which will incorporate inputs that may include, but are not limited to: assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering: a) observable and third-party market data for Feeder Fund Investments and similar securities (including the debt and equity tranches of CLOs); b) assumptions

Semi-Annual Report | June 30, 2026	21

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

related to the underlying assets in the Feeder Fund Investment provided by the Feeder Fund Investment’s collateral manager; and c) prevailing general market assumptions and conventions, as well as those of the Adviser; 4) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; and 5) recent trading prices for specific investments.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the NAV is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Adviser is aware that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Adviser will use the NAV provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser has engaged independent third-party pricing services and independent third-party valuation firms to assist in pricing and valuation of the Fund’s portfolio securities. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

The Fund’s management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended December 31, 2021, to December 31, 2024, or expected to be taken in the Fund’s December 31, 2025, year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Consolidated Statement of Operations. During the six months ended June 30, 2026, upon completion of the Fund’s calendar 2025 federal excise tax computation, the Fund reversed $937,755 of excise tax accrued on December 31, 2025, and recorded $795,840 of excise tax for calendar 2026. The net benefit of $276,514 is included in excise tax benefit on the Statement of Operations. The Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

22	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

Debt Issuance Costs: The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly rated banking corporations and, at times, may exceed the insured limits under applicable law.

Participation Agreements and Assignments: The Fund enters into participation agreements in which one or more participants purchase an interest in a loan, but a lead lender is the sole lender of record and is responsible for originating the loan, retains control over the loan, manages the relationship and handles communication with the borrower and services the loan for both itself and the participants. The other participants have a contract with the lead lender rather than the borrower, unless otherwise specified in the participation agreement and, accordingly, cannot make claims against the borrower, but instead must request reimbursement for their participation from the lead lender.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Semi-Annual Report | June 30, 2026	23

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2026:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$140,206,802	$140,206,802
Collateralized Loan Obligations Equity	—	—	16,489,021	16,489,021
Feeder Fund Investments – Equity	—	—	13,250,000	13,250,000
Feeder Fund Investments – Debt	—	—	6,553,865	6,553,865
First Lien Senior Secured Debt	—	—	138,191,147	138,191,147
Common Stock	—	—	306,889	306,889
Preferred Stocks	—	—	423,525	423,525
Short-Term Investments	100,255	—	—	100,255
Private Investment Funds*	—	—	—	40,006,563
Total	$100,255	$—	$315,421,249	$355,528,067

*      The Fund held private fund investments with a fair value of $40,006,563 that, in accordance with U.S. GAAP, are valued at NAV as a “practical expedient” and are excluded from the fair value hierarchy as of June 30, 2026.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the six months ended June 30, 2026:

	Balance as of December 31, 2025	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Transfer in Level 3	Transfer out Level 3	Balance as of June 30, 2026
Collateralized Loan Obligations Debt	$116,958,690	$75,178	$62,100	$(1,765,159)	$30,643,030	$(5,767,037)	$—	$—	$140,206,802
Collateralized Loan Obligations Equity	19,242,178	—	201,607	(2,954,764)	—	—	—	—	16,489,021
Fund Feeder Investments – Equity	12,630,679	—	(27,946)	(272,054)	919,321	—	—	—	13,250,000
Fund Feeder Investments – Debt	6,418,365	—	232	(857)	136,125	—	—	—	6,553,865
First Lien Senior Secured Debt	177,798,110	(6,964,758)	448,885	6,620,950	3,929,214	(43,641,254)	—	—	138,191,147
Common Stocks	—	—	—	—	306,889	—	—	—	306,889
Preferred Stocks*	—	—	—	423,525	—	—	—	—	423,525
Total	$333,048,022	$(6,889,580)	$684,878	$2,051,641	$35,934,579	$(49,408,291)	$—	$—	$315,421,249

*         Security received at zero cost through a restructuring of previously held debt securities.

24	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

The net change in unrealized appreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at June 30, 2026, was as follows:

Net Change in Unrealized Appreciation/ (Depreciation) included in Consolidated Statements of Operations attributable to Level 3 investments held at June 30, 2026
Collateralized Loan Obligations Debt	$(1,765,159)
Collateralized Loan Obligations Equity	(2,954,764)
Feeder Fund Investments – Equity	(272,054)
Feeder Fund Investments – Debt	(857)
First Lien Senior Secured Debt	6,620,950
Common Stocks	—
Preferred Stocks	423,525
Total	$2,051,641

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2026:

Assets	Fair Value at 6/30/26	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
CLO Debt	$138,102,190	Market Quotes	NBIB(1)	92.40 – 100.79/99.57	Increase
	2,104,612	Yield Analysis	Discount Margin	10.00% – 10.00%/10.00%	Decrease
CLO Equity	13,800,407	Market Quotes	NBIB(1)	26.34 – 90.90/69.25	Increase
	2,688,113	Yield Analysis	IRR	15.00% – 15.00%/15.00%	Decrease
	500	Liquidation Net Asset Value	Broker Quotes	0.01 – 0.01/0.01	Increase
Feeder Fund Investments – Equity	9,650,000	NAV + Market Based Premium(4)	Equity Net Asset Value (“NAV”)	91.43 – 91.43/91.43	Increase
			Payment	1.71% – 1.71%/1.71%	Increase
			Payment Multiplier	2.97 – 2.97/2.97	Increase
	3,600,000	Market Quotes	NBIB(1)	90.00 – 90.00/90.00	Increase
Feeder Fund Investments – Debt	6,553,865	Market Quotes	NBIB(1)	99.60 – 100.00/99.97	Increase

Semi-Annual Report | June 30, 2026	25

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)
Assets	Fair Value at 6/30/26	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
First Lien Senior Secured Debt	$119,057,245	Market and income approach (through third-party vendor pricing service)	EV/LTM EBITDA Multiple Revenue Multiple DCF Discount Margins	3.70x – 20.00x/10.04x 0.11x – 1.25x/1.10x 4.22% – 17.50%/7.26%	Increase Increase Decrease
	19,133,903	Market Quotes	NBIB(1)	87.21 – 101.00/95.53	Increase
Common Stock	306,889	Market approach (through third-party vendor pricing service)	EV/LTM EBITDA Multiple Revenue Multiple	3.70x – 11.80x/11.80x .11x – .11x/.11x	Increase Increase Decrease
Preferred Stock	423,525	Market approach (through third-party vendor pricing service)	EV/LTM EBITDA Multiple	10.10x – 10.10x/10.10x	Increase Increase Decrease

(1)    The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for broadly-syndicated First Lien Senior Secured Debt, CLO Debt, CLO Equity, Feeder Fund Investments — Debt, and Feeder Fund Investments — Equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding and may not be determinative of fair value. Each price is evaluated by the Adviser’s valuation committee in conjunction with additional information compiled by the Adviser, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)    Weighted averages are calculated based on fair value of investments.

(3)    The impact on fair value measurement of an increase in each unobservable input is in isolation.

(4)    The value of New Mountain Guardian IV Rated Feeder III Ltd., Series 2024-2A (“NMRF”) is determined using a market approach, with the entity’s net asset value (“NAV”) serving as the starting point. A premium is applied to NAV to align the valuation with recent trading levels observed for securities with similar risk and return profiles. The premium is determined based on NMRF’s previous distribution as a percentage of NAV, to which a market-derived multiple is applied. The multiple is developed by analyzing recent trading prices of comparable securities and determining the premium at which those securities trade relative to their respective NAVs, expressed as a multiple of their recent distribution levels. This market-derived multiple is then applied to NMRF’s distribution rate to determine the appropriate premium to NAV. This approach incorporates both NMRF’s underlying NAV and observable market pricing for comparable securities in determining fair value.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment

26	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of net assets), paid monthly in arrears, calculated based on the average daily value of net assets during such period. Prior to February 28, 2025, the management fee was calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period.

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Shares (including pursuant to the Fund’s distribution reinvestment policy), reduced by amounts paid in connection with purchases of the Fund’s Shares pursuant to the Fund’s repurchase program. Effective July 1, 2026, the Board approved an amendment to the Advisory Agreement to change the basis of the “pre-incentive fee net investment income” calculation from “adjusted capital” to net asset value.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.764%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.764%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.764% in any calendar quarter; and

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the six months ended June 30, 2026, the Adviser earned $2,007,524 in management fees and $2,029,571 in incentive fees.

Semi-Annual Report | June 30, 2026	27

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

For the year ended December 31, 2025, the prior fiscal year end, the Adviser elected to reimburse the Fund for investment losses, totaling $7,236,544. The reimbursement is reflected in the Consolidated Statements of Changes in Net Assets for the year ended December 31, 2025, as “Contribution from affiliate”. The impact to the NAV per share and the total return for the year ended December 31, 2025, as a result of this reimbursement has also been disclosed in the Consolidated Financial Highlights.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of the Master Services Agreement by and between the Fund and Ultimus, Ultimus receives fees from the Fund for these services.

U.S. Bank National Association (“U.S. Bank”) serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of a Distribution Agreement, the Distributor receives fees from the Fund for these services.

U.S. Bank and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their Shares repurchased.

Quarterly repurchases occur in the months of January, April, July and October. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all Shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2026, the Fund completed two repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the repurchase pricing dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 19, 2025	March 20, 2026
Repurchase Request Deadline	January 23, 2026	April 24, 2026
Repurchase Pricing Date	January 23, 2026	April 24, 2026
Amount Repurchased	$15,582,756	$14,926,169
Shares Repurchased	789,000	771,777

28	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2026, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$36,064,197	$52,173,151
7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the year ended December 31, 2025, was as follows:

2025
Distributions paid from:
Ordinary Income	$30,483,029
Long-Term Capital Gain	—
Total	$30,483,029

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$20,287,174
Undistributed Long-Term Capital Gains	—
Capital Loss Carryforwards	(4,449,974)
Unrealized Depreciation	(25,729,761)
Total	$(9,892,561)

Semi-Annual Report | June 30, 2026	29

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2026, with differences related to partnership investments, the tax treatment of investment losses reimbursed, and wash sales, was as follows:

Gross Unrealized Appreciation	$2,274,178
Gross Unrealized Depreciation	(20,743,357)
Net Unrealized Depreciation on Investments	$(18,469,179)
Tax Cost	$373,997,246

Capital losses

As of December 31, 2025, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. At December 31, 2025, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	Capital Loss Carryforwards Utilized
$1,191,224	$3,258,750	$4,449,974	$—

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the six months ended June 30, 2026, there were no material federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund and therefore the adoption was not impactful.

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analyses of issuers, and there can be no assurance that the Adviser’s analyses will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

30	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Senior Loans: The Fund pursues its investment objective by investing in a portfolio composed primarily of Senior Loans and investment vehicles, such as CLOs, BDCs or Loan Facilities. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Semi-Annual Report | June 30, 2026	31

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

CLO Risk: CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Middle Market Risk: Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events, imposition of tariffs and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, the European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the ongoing Israel-Hamas conflict and ongoing conflict in Iran as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East

32	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. BORROWINGS

The Fund maintains an $85 million revolving line of credit (the “Credit Facility”) through a special purpose wholly-owned subsidiary, FRC Funding, with certain financial institutions as lenders (“Lenders”). These Lenders include Cadence Bank, N.A. (“Cadence”) as the administrative agent, as well as Georgia Banking Company (“GBC”), Synovus Bank (“Synovus”), and Woodforest National Bank (“Woodforest”). The Loan Agreement for the Credit Facility, by and between the Fund and the Lenders (the “Loan Agreement”), expires on July 22, 2030.

As of June 30, 2026, the Fund had drawn down $56,102,312 from the Credit Facility and the maximum borrowing outstanding during the period was $67,556,221. The balance drawn from the Credit Facility is inclusive of $243,750 of upfront fees in addition to the principal balance. The Fund charges an interest rate of 2.70% above the 1-month Term Secured Overnight Financing Rate (“SOFR”) plus 0.11448%. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.40%. Pursuant to the terms of the Loan Agreement, the Fund granted to Cadence for the benefit of the Lenders, a security interest and a lien in substantially all of FRC Funding’s assets. The average balance outstanding and weighted average interest rate for the six months ended June 30, 2026, was $57,537,458 and 6.48%, respectively.
10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2026, the Fund issued and had an outstanding 1,000 Series A Term Preferred Shares. The Series A Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 Series A Term Preferred Shares on

Semi-Annual Report | June 30, 2026	33

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

September 30, 2021. The Series A Term Preferred Shares are entitled to a dividend at a rate of 4.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option upon written notice. Debt issuance costs related to Series A Preferred Shares of $200,000 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding.
Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Fair Value as of June 30, 2026
Series A Term Preferred Shares	September 15, 2026	4.00%	1,000	$10,000,000	$10,353	$9,989,647	$9,982,242

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares. The Series A Term Preferred Shares are presented on the Consolidated Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.
Assets	Fair Value as of June 30, 2026	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Series A Term Preferred Shares	$9,982,242	Income Approach (Discounted Cash Flow Model)	Discount Rates	5.40% – 6.20%/5.72%	Decrease

(1)    Weighted averages are calculated based on fair value of investments.

(2)    The impact on fair value measurement of an increase in each unobservable input is in isolation.
11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of and was first applied to the reinvestment of cash distributions paid on or after December 7, 2020.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the NAV per share of the Shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $9,687,884 of unfunded commitments to provide debt financing to its portfolio companies as of June 30, 2026. As of June 30, 2026, there were no requests to fund these commitments. Such commitments are generally up to the Fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s Consolidated Statement of Assets and Liabilities and are reflected in the Fund’s Consolidated Statement of Assets and Liabilities.

34	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)

The following table represents the Fund’s unfunded commitments on Feeder Fund Investments held by the Fund as of June 30, 2026.

	Redemption Frequency/ Expiration Date	As of June 30, 2026
Guggenheim Invest Private Dbt Fd IV Feeder LLC – C Note	4/10/2038	$3,944,135
		$3,944,135
13. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2026:

	Redemption Frequency/ Expiration Date	Unfunded Commitments as of June 30, 2026
BCP Great Lakes Fund LP II – Series B Holdings LP(1)	N/A	$1,937,968
TriplePoint Private Venture Credit, Inc.(2)	N/A	—
Hercules Private Global Venture Growth Fund I LP(3)	N/A	1,747,144
Total		$3,685,112

(1)        The investment strategy is to invest in senior, secured unitranche loans.

(2)     The investment strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.

(3)        The investment strategy is to invest in secured structured debt and equity financing to venture capital backed life sciences and technology-related companies globally.

Semi-Annual Report | June 30, 2026	35

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
June 30, 2026 (Unaudited)
14. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On July 17, 2026, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	June 12, 2026
Repurchase Request Deadline	July 17, 2026
Repurchase Pricing Date	July 17, 2026
Amount Repurchased	$14,458,773
Shares Repurchased	750,715

Subsequent to June 30, 2026, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 29, 2026	July 28, 2026	July 30, 2026	$0.150
August 26, 2026	August 27, 2026	August 28, 2026	$0.150

In June 2026, the Board approved an amendment to the Fund’s investment advisory agreement to modify the calculation of the incentive fee so that the applicable quarterly hurdle rate and related incentive fee calculations are based on the Fund’s NAV rather than adjusted capital. This amendment was effective July 1, 2026.

36	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
June 30, 2026 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE
FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2026	37

Flat Rock Core Income Fund	Additional Information
June 30, 2026 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Core Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

38	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
June 30, 2026 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund
WHAT WE DO
How does Flat Rock Core Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Core Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2026	39

Flat Rock Core Income Fund	Additional Information
June 30, 2026 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Core Income Fund doesn’t jointly market.

40	www.flatrockglobal.com

Flat Rock Core Income Fund	Renewal of Investment Advisory Agreement
June 30, 2026 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Core Income Fund (the “Fund”) held on February 26, 2026, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”) (the “Independent Trustees”), considered and renewed the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that the Adviser was formed in 2016 and managed over $1.6 billion in assets across three interval funds as of December 31, 2025. The Board considered the experience and qualifications of the key personnel servicing the Fund. The Board observed the long tenure of the Adviser’s investment personnel and discussed the quality of the Adviser’s recent new hires on the finance and accounting team, capital markets team, and investment team. The Board discussed the Adviser’s robust investment and due diligence process, and the Adviser’s expertise related to investing in senior loans and collateralized loan obligations. The Board reviewed the Adviser’s compliance program, including its business continuity and disaster recovery policy and cybersecurity policy. The Board discussed the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase since it commenced operations. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that for the one-year, five-year, and since-inception periods, the Fund had annualized returns of 5.57%, 8.06%, and 7.70%, respectively. The Board noted that the Fund outperformed its unaffiliated peer group during the since-inception period and underperformed the peer group for the one-year and five-year periods. The Board discussed the Fund’s one-year and five-year performance relative to peers, noting that the peer group consisted of funds that were much larger than the Fund with lower expenses and the ability to take advantage of certain economies of scale. The Board considered that the Fund outperformed each of its benchmark indices for the five-year and since-inception periods and had generally maintained steady growth and low volatility since inception. The Board considered that the Adviser voluntarily waived (not subject to recoupment) a substantial portion of its advisory fee during the fiscal year, and if such fees were not waived, the Fund’s performance would have been lower. The Board considered the circumstances surrounding the fee waiver, and the impact on the Adviser. The Board further considered the Adviser’s assertion that the waiver did not have a detrimental impact on the nature, quality, and extent of services provided by the Adviser. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Board reviewed the fees and expenses of the Fund, noting that the Adviser’s base management fee was higher than the peer group average, and the Fund’s expense ratio was also higher than the peer group average. The Board considered that the peer group consisted of funds that were substantially larger than the Fund and were thus likely able to take advantage of certain economies of scale to reduce overall expenses. The Board further considered the Adviser’s capacity-constrained investment approach and the expertise and specialized knowledge required to manage the Fund, and the fact that

Semi-Annual Report | June 30, 2026	41

Flat Rock Core Income Fund	Renewal of Investment Advisory Agreement
June 30, 2026 (Unaudited)

the Adviser performed all diligence on potential investments in-house. The Board also considered the incentive fees charged by the Adviser to the Fund. The Board discussed that the incentive fee was only payable if the Fund’s return exceeded an annualized hurdle rate of 6.0%. Based on the foregoing, the Board agreed that the fees and expenses of the Fund were not unreasonable given the size of the Fund and the expertise required to manage the Fund.

Profitability. The Board noted that, due to a large fee waiver, the Adviser did not profit from its relationship with the Fund during 2025.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Separately, at a meeting held on April 6, 2026, the Board, including a majority of the Independent Trustees, considered and approved an amendment to the Advisory Agreement to change the basis of the “pre-incentive fee net investment income” calculation from “adjusted capital” to net asset value. The Board considered that the impact of the amendment was expected to be economically neutral, and would align the Fund’s incentive fee calculation methodology more closely with industry peers.

42	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Core Income Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable to semi-annual report.

(b)       Not applicable to semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)  Not applicable to Registrant.

(a)(3)  The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, filed herewith.

(a)(4)  Not applicable.

(a)(5)  Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Core Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/3/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/3/2026
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	9/3/2026